UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 200 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

As previously announced, on May 22, 2018, Independent Bank Group, Inc. (“Independent”) entered into an Agreement and Plan of Reorganization with Guaranty Bancorp, a Delaware corporation (“Guaranty”), providing for the merger of Guaranty with and into Independent, with Independent continuing as the surviving entity (the “Merger”), subject to the terms and conditions set forth therein.

On December 27, 2018, Guaranty and Independent jointly issued a press release announcing that the Merger is expected to be completed on January 1, 2019.  As previously disclosed, upon completion of the Merger, Guaranty stockholders will receive 0.45 shares of Independent common stock in exchange for each share of Guaranty common stock held immediately prior to the Merger.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Joint Press Release, dated December 27, 2018.

Forward Looking Statements

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim”, “anticipate”, “estimate”, “expect”, “goal”, “guidance”, “intend”, “is anticipated”, “is expected”, “is intended”, “objective”, “plan”, “projected”, “projection”, “will affect”, “will be”, “will continue”, “will decrease”, “will grow”, “will impact”, “will increase”, “will incur”, “will reduce”, “will remain”, “will result”, “would be”, variations of such words or phrases (including where the word “could”, “may”, or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that Guaranty and Independent make are based on the current expectations and assumptions regarding Guaranty’s and Independent’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Guaranty’s and Independent’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent and Guaranty, the outcome of any legal proceedings that may be instituted against Independent or Guaranty, delays in completing the transaction, the failure to satisfy any of the conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Guaranty do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Independent’s ability to complete the acquisition and integration of Guaranty successfully, and the dilution caused by Independent’s issuance of shares of its common stock in connection with the transaction. Guaranty and Independent disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Guaranty and Independent and factors which could affect the forward-looking statements contained herein can be found in Guaranty’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended September 30, 2018 and its other filings with the Securities and Exchange Commission (“SEC”) and in Independent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended September 30, 2018 and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  December 27, 2018